UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2009

EMULEX CORPORATION
 (Exact name of registrant as specified in its charter)

Delaware	001-31353	51-0300558
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3333 Susan Street Costa Mesa, California	92626
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 662-5600

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

As previously announced, in August 2008, the Board of Directors of Emulex Corporation authorized a share repurchase plan pursuant to which Emulex is authorized to purchase up to $100 million of its shares of common stock. In April 2009, upon receipt of an unsolicited acquisition proposal and related tender offer of Broadcom Corporation to acquire all of the shares of Emulex common stock, the Board of Directors of Emulex elected to temporarily suspend any activity under the Emulex share repurchase plan. In light of Broadcom’s announcement of its decision to allow its tender offer to expire on July 14, 2009, Emulex’s Board of Directors has elected to reactivate the $100 million share repurchase plan effective July 15, 2009. Under the terms of Emulex’s share repurchase plan, share repurchases will take place from time to time based on market conditions and other factors and any and all repurchases will be made in the open market or through privately negotiated transactions. The repurchase program does not require Emulex to acquire any specific number of shares and may be extended, modified, or discontinued at any time. As of July 13, 2009, no repurchases had been made under the share repurchase plan. Emulex intends to finance any share repurchases through available cash.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: With the exception of historical information, the statements set forth above contain forward-looking statements that involve risk and uncertainties. We expressly disclaim any obligation or undertaking to release publicly any updates or changes to these forward-looking statements that may be made to reflect any future events or circumstances. We wish to caution readers that a number of important factors, including changes in our stock price, as well as changes in overall market, industry or general economic conditions, could cause actual results to differ materially from those in the forward-looking statements. Other factors which could cause actual results to differ materially from those in the forward-looking statements are identified by us from time to time in our filings with the Securities and Exchange Commission, including those identified as “Risk Factors” in our Forms 10-K and 10-Q.

The information in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMULEX CORPORATION
(Registrant)

Date: July 14, 2009	By: /s/ MICHAEL J. ROCKENBACH
Michael J. Rockenbach,
Executive Vice President and Chief Financial Officer